Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



President
Section 906 Certification under Sarbanes Oxley Act





I, Vincent J. Esposito, certify that:

1. I have reviewed this report, filed on behalf of Lifecycle Long Range Fund, a series of Scudder Advisor Funds III, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




December 2, 2005                  Vincent J. Esposito
                                  ----------------------
                                  Vincent J. Esposito
                                  President
                                  Lifecycle Long Range Fund, a series of Scudder
                                  Advisor Funds III

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group




Chief Financial Officer and Treasurer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Lifecycle Long Range Fund, a series of Scudder Advisor Funds III, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


December 2, 2005                /s/ Paul Schubert
                                --------------------
                                Paul Schubert
                                Chief Financial Officer and Treasurer
                                Lifecycle Long Range Fund, a series of Scudder
                                Advisor Funds III